QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.73

SANTA BARBARA BANK & TRUST
CONSTRUCTION LOAN AGREEMENT

1.    THIS AGREEMENT is executed by the undersigned, hereinafter called "Borrower," for the purpose of obtaining a construction loan from SANTA BARBARA BANK & TRUST, hereinafter called "Lender," to be evidenced by a Note and Deed of Trust executed by Borrower in favor of Lender covering legal description of property attached hereto and marked Exhibit "A," which is incorporated by reference and made a part of this Agreement.

2.    LOAN: Borrower and Lender agree that Lender shall make the loan to Borrower and Borrower shall accept the loan upon the terms, conditions, covenants, representations and warranties contained herein and agreements entered into in connection herewith. All loan funds disbursed hereunder shall be evidenced by the Note, bear interest at the rate specified in the Note and be secured by the Deed of Trust and the Security Agreements.

3.    LOAN PROCEEDS: Upon recordation, Lender is authorized to:

        3.1    Credit the loan to the loans in process account to be disbursed from that account in the manner and for the purposes set forth herein, and subject to the limits set forth in paragraphis 5.1 and 5.2 hereof.

        3.2    Make the initial disbursements in the manner and for the purposes provided by paragraph 5.1 directly to the parties to whom the respective payments are due.

4.    CONDITIONS PRECEDENT TO DISBURSEMENT:

        4.1    Prior to initial disbursement the following conditions shall have been satisfied:

    4.1.1
    Recordation shall have occurred.

    4.1.2
    The title insurer shall have issued or agreed to issue the title insurance policy described in paragraph 7.3 hereof, naming Lender as insured to the full extent of the loan.

    4.1.3
    Where appropriate, UCC-1 Financing Statements as required by Lender shall have been filed in the office of the California Secretary of State describing the personal property, and/or Assignment of Sales Proceeds and Security Agreement.

    4.1.4
    Upon recordation the loan shall be deemed disbursed and credited to the loans in process account. Borrower hereby irrevocably assigns and pledges to Lender all right, title and interest in and to the funds credited and to be credited to said account to additionally secure Borrower's performance of this Agreement and the obligations of Borrower under the terms of the Note, Deed of Trust and Security Agreements. Lender shall have the absolute obligation to disburse the construction funds to pay for the cost of construction of the project subject to the provisions of this Agreement.

        4.2    As a prior condition to making disbursements, after the initial disbursement, except for the last disbursement, the following conditions shall have been satisfied:

    4.2.1
    No default shall exist under this Agreement, the Note, Deed of Trust or Security Agreements.

    4.2.2
    All the requirements for disbursement set forth in Section 5 through Section 7 shall have been satisfied. If Lender requests, it shall have received a list of names and addresses of all material dealers, laborers and subcontractors with whom agreements have been made by the general contractor and/or Borrower to deliver materials and/or perform work on the improvements. Such list shall include an estimate of the dollar value of the work and materials to be performed and/or delivered and if work is in progress, the amount paid and the amount still owing.

    4.2.3
    Upon completion of the foundations, title insurer has issued its foundation endorsement assuring Lender that the foundation is constructed wholly within the boundaries of the property and does not encroach on any easements.

    4.2.4
    The representations and warranties of Borrower made in Section 6 hereof shall be true and correct on and as of date of each disbursement with the same effect as if made on such date.

    4.2.5
    The improvements shall not have been materially injured or damaged by fire or other casualty unless Lender shall have received insurance proceeds sufficient in its judgment to effect the satisfactory restoration of the improvements and to permit the completion thereof within a reasonable time.

        4.3    Prior to the final disbursement, at Lender's sole option, the condition set forth in paragraph 4.2 of this paragraph shall be satisfied and in addition, the following conditions shall have been satisfied by Lender's receipt of:

    4.3.1
    Advice from Lender's inspection department to the effect that the improvements have been completed in accordance with the plans and specifications and in a workmanlike manner.

    4.3.2
    Evidence that Borrower has filed the Notice of Completion of the improvements necessary to establish commencement of the shortest statutory period for the filing of mechanic's and materialmen's liens.

    4.3.3
    The CLTA Form 101.6 endorsement issued by title insurer and/or such other endorsement to Lender's title insurance policy as Lender may require shall insure Lender that the improvements have been completed free of all mechanic's and materialmen's liens. Subject to the provisions of this Agreement, the final disbursement shall be made only after Borrower has satisfied the conditions of paragraph 4.3 hereof and delivered or caused to be delivered to Lender in addition to those required under paragraph 7.3 hereof, such additional endorsements or such additional policies of title insurance with indorsements thereto as Lender may require, w                                           with a liability limit of not less than the principal amount of the Note, issued by the title insurer, with coverage and in form satisfactory to Lender, insuring Lender's interest under the Deed of Trust as a first lien on the property, excepting only such items as shall have been approved in writing by Lender. However, Lender may withhold the final disbursement until Borrower has furnished Lender with the written approval of such final disbursement by the title insurer and the surety on any bond required by Lender.

    4.3.4
    Evidence of approval of completion of the improvements by governmental bodies, FHA, VA, HUD, or other guarantor or purchaser tenants under major leases as such approvals are deemed appropriate by Lender.

    4.3.5
    If tenant improvements are to be installed by Borrower, Lender shall have segregated sufficient funds, in Lender's judgment, from the loans in process account to pay such tenant improvements.

5.    LOAN DISBURSEMENT: Provided Borrower is not in default, the loan and Borrower's funds credited in the loans in process account including the proceeds of the noncash items referred to in paragraph 15.1 hereof shall be disbursed as follows:

        5.1    Initial Disbursement: Immediately following recordation and upon satisfaction of the conditions of paragraph 4.1 hereof, Lender shall disburse the amounts necessary to pay all costs, charges and expenses incurred or to be incurred (as estimated and approved by Lender) in connection with the loan or payable pursuant to this Agreement, the Deed of Trust or Security Agreements, excluding direct costs of labor and materials related to the improvements, and including but not limited to loan fees (which are deemed earned at recordation and are not refundable in whole or in part), trustee's fees, service charges, title charges, tax and lien service charges, recording fees, escrow fees, appraisal fees, real property taxes and assessments, insurance premiums, credit report fees, any amount required to pay existing encumbrances affecting the property and amounts required to complete the purchase of the property.

(Page 1 of 7 Pages)

        5.2    Subsequent Disbursements: Upon satisfaction of the conditions of paragraph 4.2 hereof, Lender shall disburse such sums as required for the payment of costs and expenses of construction of the improvements and costs incidental thereto which are described in the construction cost breakdown and interest payments as they become due under the loan if an interest reserve has been established. The disbursed funds shall be used for the payment of those items contemplated by the particular cost item or otherwise as approved by Lender. However, any funds remaining after the particular cost item is complete and paid shall constitute a cash reserve for payment of unforeseen contingencies and shall be disbursed in payment of such other items as Lender in its discretion deems appropriate which are not provided for herein or otherwise approved by Lender.

        5.3    Disbursement of Borrower's Funds: Borrower's funds including the proceeds of the noncash items referred to in paragraph 15.1 hereof shall, at the option of Lender, be disbursed before the loan proceeds in the loans in process account are disbursed. Lender reserves the right to draw upon and convert into cash, at any time, all or any part of the noncash items referred to in paragraph 15.1 hereof in the event Lender in its sole judgement determines that to do so is necessary to protect the security for the loan.

        5.4    Anything contained herein to the contrary notwithstanding, in the event the Deed of Trust is recorded after the work of construction has commenced, thus causing a potential loss of priority of said Deed of Trust with respect to mechanic's or materialmen's liens hereafter claimed, or if possible loss of partial priority is apparent with respect to any disbursements to be made hereunder, Lender shall be obligated to disburse the construction fund only upon first having been furnished with title insurance coverage acceptable to Lender. Lender shall have the absolute obligation to disburse portions of the construction fund to the extent that such disbursements are covered by such title insurance, and provided neither Borrower nor general contractor is in default under the terms of this Agreement, the Note, the Deed of Trust or the Security Agreements.

    5.4.1
    Borrower agrees that regardless of the methood of disbursement in effect hereunder Lender shall be furnished with CLTA Indorsement No. 102.5 or 102.7 by the title insurer as soon as the foundation has been completed. If, for any reason said indorsement is not available, Lender may withhold all undisbursed funds until the indorsement is issued. If the project to be constructed consists of separate structures, funds for payment for separate foundations shall be disbursed from time to time as foundations are completed. Such disbursements shall only be made after such completion is verified by Lender's inspections and the furnishing to Lender of CLTA Indorsement No. 102.5 or 102.7 issued by the title insurer as each increment of foundations is completed.

    5.4.2
    Final Disbursement

    A.
    Subject to the provisions of subparagraph B below, if applicable, the remaining balance of the construction fund with the exception of any undisbursed funds retained for payment of interest shall be disbursed to pay final costs of construction. When the improvements have been substantially completed and Borrower or general contractor has deposited with Lender an affidavit stating that all bills for labor and/or materials used in or related to construction of the improvements have been paid or ordered to be paid as hereinbefore provided (and has submitted proof which, in the sole judgement of Lender, establishes that the amount available for construction has been used for the direct cost of completion of the improvements), any balance of the construction fund remaining after payment of construction costs in full shall either be applied as a credit to the loan balance, applied as additional interest reserve, or paid to Borrower or to the general contractor at the option of Lender.

    B.
    (Disregard if not applicable) Installation of carpets or tenant improvements provided for in the plans is not required for substantial completion. At the time for final disbursement under the provisions of paragraph 5.4.2A hereof, any balance of the amount allocated for carpets or tenant improvements in the Construction Cost Breakdown shall be withheld by Lender and disbursed to pay for carpets and/or tenant improvements as installed, provided that if installation of carpets and/or tenant improvements as to any part of the project is not completed within 90 days from the completion of such part, Lender, at its option, may apply and credit the amount withheld for such part to the loan balance. Delay or omission of installation shall not prevent or delay disbursement in accordance with the provisions of paragraph 5.4.2A, of such remaining balance.

    C.
    At Lender's option, final disbursement of the last 10% of funds will only be disbursed upon the recordation of the "Notice of Completion", issuance of a "Certificate of Occupancy" and issuance of "Rewrite Policy" by the Title insurer.

        5.5    Interest will be charged monthly on the 1st of the month and shall be calculated on the aggregate amount of funds disbursed, with interest accruing from date disbursed. Interest will be deducted from interest reserve account, if established, up to the amount of that account and shall be billed to borrower thereafter. If no interest reserve is established, the interest billing shall be mailed to borrower directly and is due and payable upon receipt.

      A.
      An interest reserve account has been established in the amount of $972,000.00 as part of the loans in process account. Monthly interest will be deducted from this account until depleted.

        5.6    Disbursement Limit: Lender shall not be required to disburse an aggregate amount of the construction fund for labor furnished to and materials incorporated into the improvements during any stage of construction which exceeds the lesser of the value of such labor and materials or the amount allocated to that stage of construction. Lender shall not be required to disburse any amount which, in Lender's opinion, will reduce the loans in process account below that needed to pay for the labor and materials necessary to complete the improvements. If Borrower consists of more than one person or is a partnership or joint venture, Lender is authorized to make disbursements to any one of such persons or to any partner or joint venture, at Lender's option.

        5.7    At Lender's option, no disbursement shall be made to or for any city, county, public body or agency, irrigation, sewer or water district or company, gas and/or electric company, telephone company or any other person, entity or agency for the installation or to secure the installation of any utility or service pertaining to the property, all or part of which is the subject of a reimbursement agreement, unless and until the benefits of such reimbursement agreement shall have been assigned to Lender pursuant to the provisions of the Deed of Trust and such assignment has been accepted and approved by the reimbursing party. Such acceptance and approval shall include a statement by such party that the assignment is sufficient to entitle Lender to receive the monies deposited for such installation at the time or times and to the extent that Borrower would otherwise be entitled to reimbursement in the absence of such assignment.

6.    REPRESENTATIONS AND WARRANTIES OF BORROWER: Borrower represents and warrants that:

        6.1    If Corporation: If a corporation, it is duly organized and validly existing, in good standing under the laws of the state of its incorporation, is qualified to do business, and is in good standing in the state in which the property is situated with full power and authority to consummate the transactions contemplated hereby.

        6.2    If Partnership: If a partnership, it is duly organized and validly existing.

        6.3    If Trust: If a trust, it is duly organized, validly existing and the trustees thereof are qualified to act as trustees.

        6.4    Plans, Defects: The plans are satisfactory to Borrower, have been approved by guarantor, and to the extent required by applicable law or any effective restrictive covenant, by all governmental authorities and the beneficiary of any such covenant respectively; the plans so approved have been initialed by Borrower and general contractor, if any; all construction, if any, heretofore performed within the perimeter of the property in accordance with the plans and any restrictive covenants applicable thereto; there are no structural defects in the improvements, and no violation of any local requirement exists with respect thereto.

        6.5    Financial Statements: The financial statements heretofore delivered to Lender are true and correct in all respects, have been prepared in accordance with generally accepted accounting practice, fairly present the respective financial conditions reflected therein since their respective dates and no additional borrowings have been made by Borrower since the date thereof other than the borrowing contemplated hereby or approved by Lender.

(Page 2 of 7 Pages)

        6.6    Litigation: There are no actions, suits or proceedings pending, or to the knowledge of Borrower threatened against or affecting it, the property or guarantor, or involving the validity or enforceability of the Deed of Trust or the priority of the lien thereof, at law or in equity, or before or by any governmental authority or local authority. To the Borrower's knowledge it is not in default with respect to any order, writ, injunction, decree or demand or any court or any governmental authority.

        6.7    No Breach: The consummation of the transaction hereby contemplated and performance of this Agreement, Deed of Trust and security agreements will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, bank loan or security agreement, corporate charter, bylaws or other instrument to which the Borrower is a party or by which it may be bound or affected.

        6.8    Utilities: All utility services necessary for the construction of the improvements and the operation thereof for their intended purpose are either available at the boundaries of the property or all necessary steps have been taken by Borrower and local authority to assure the complete construction and installation thereof, including water supply, storm and sanitary sewer facilities, gas, electric and telephone facilities.

        6.9    Certified Invoices: Each certified invoice shall be true and accurate and the submission of same or the receipt of the funds so requested shall constitute a reaffirmation of the representations warrants and covenants contained herein.

        6.10     Other Liens: It has made no contract or arrangement of any kind, the performance of which by the other party thereto would give rise to alien on the property, except for its arrangements with Borrower's architect, the general contractor or the major subcontractors if there is no general contractor.

        6.11     Borrower's title to the property is not subject to a vendor's lien.

        6.12     Major Leases: All major leases, if any, are in full force and effect, there are no defaults under any of the provisions thereof, and all conditions to the effectiveness thereof, required to be satisfied as of the date thereof have been satisfied.

        6.13     No Default: There is no default on the part of Borrower under this Agreement, Note or Deed of Trust, and no event has occurred and is continuing which with notice or the passage of time or either would constitute a default under any thereof.

        6.14     CC&Rs, Zoning: It has examined, is familiar with, and the improvement will in all respects conform to and comply with all covenants, conditions, restrictions, reservations and zoning ordinances affecting the property.

        6.15     Other Financing: It has not received other financing for either the acquisition of the property or the construction and installation of the improvements except as has been specifically disclosed to and approved by Lender prior to recordation.

7.    BORROWER'S COVENANTS: Borrower covenants and agrees until the full and final, payment of the loan, unless Lender waives compliance in writing, that it will:

        7.1    Borrower's Funds: At the time and in the amounts required by Lender, deposit Borrower's funds in the loans in process account. Borrower's funds shall be disbursed from such account in the manner provided in paragraph 5 herein. Should it appear at any time that the total funds then held by Lender are insufficient, in Lender's reasonable judgement, to provide the financing for the completion of the improvements, Borrower, within ten (10) days following receipt of written demand by Lender for additional funds, shall pay to Lender an amount equal to such deficiency as expressed in said demand for deposit in the loans in process account.

A.    Borrower will deposit funds and/or paid receipts and invoices with Bank in the amount of $9,146,439.60 ("Borrowers' Funds"). These funds shall be used prior to drawing upon the subject loan.

        7.2    Improvements Inspection: Permit Lender, or its representative, (and Lender shall have the right) to enter upon the property, inspect the improvements and all materials to be used in the construction thereof and to examine the plans and all detailed plans and shop drawings which are or may be kept at the construction site and will cooperate and cause the general contractor or, if none, the major subcontractors, to cooperate with Lender. Inspection by Lender of construction shall be for the purpose of protecting the security of Lender and such inspection is in no way to be construed as a representation by Lender that there is a compliance with the plans or that the construction is free from faulty material or workmanship. Lender is not required to make inspections of said improvements and any inspection that may be made of the proposed building by Lender is made solely solely for the benefit and protection of the Lender, and the contractors and owners will not rely thereon but will make their own inspection during the course of the construction and if any labor or materials used therein, or any part thereof is not satisfactory to them, or if the contract is not complied with in any respect, they will immediately notify the Lender in writing.

        7.3    Title Insurance: Deliver or cause to be delivered to Lender at recordation or within a reasonable time thereafter an ALTA LP-10 policy of title insurance or its equivalent, with a liability limit of not less than the face amount of the Note, issued by a title insurer acceptable to Lender, insuring Lender's interest under the Deed of Trust as a valid first lien on the property. Said policy shall contain only such exceptions from its coverage as shall have been approved in writing by Lender. After recordation Borrower shall, at its own cost and expense, maintain the Deed of Trust as a first lien on the property and deliver or cause to be delivered to Lender from time to time such indorsements to said policy as Lender deems necessary to insure the priority of the Deed of Trust as a first lien on the property. Borrower shall furnish to the title insurer surveys and any other information required to enable it to issue such indorsements and policies.

        7.4    Leases: Deliver to Lender an executed counterpart of all leases of the property whether executed before or after the date hereof.

        7.5    Change Orders: Not permit the performance of any work pursuant to any change order which will result in a change in the general contract price in excess of the change order amount unless it shall have received the specific approval of Lender to such change order and provided that the additional funds necessary to pay for such change order are deposited in the loans in process account. Lender is hereby authorized to and shall disburse said funds for the payment of such change order upon completion of such changes to Lender's satisfaction. Change orders for less than $25,000.00 do not require the Lender's approval and may be paid direct by the Owner to the Contractor.

        7.6    General Contractor Covenant: Require covenants from the general contractor to the same effect as the covenant made by Borrower in the preceding paragraph hereof, and that general contractor will, upon request, deliver to Lender the names of all persons with whom general contractor has contracted or intends to contract for the construction of the improvements or for the furnishing of labor or materials therefor.

        7.7    General Contract Only: Not execute any contract or become party to any arrangement for the performance of work on the property except with the general contractor, if there is one. If there is no general contractor, Borrower shall only contract with major subcontractors approved by Lender at Lender's option, for the performance of the work on the property.

        7.8    Foundation Completion: Notify Lender immediately on completion of the foundation of the improvements.

        7.9    Installation of Fixtures, Materials and Equipment: Not install materials, personal property, equipment or fixtures subject to any security agreement or other agreement or contract wherein the right is reserved to any person, firm or corporation to remove or repossess any such material, equipment or fixtures, or whereby title to any of the same is not completely vested in Borrower at time of installation without Lender's written consent.

        7.10     Insurance: Prior to any disbursement hereunder, procure and deliver to Lender and thereafter maintain policy or policies of insurance in form and content and by an insurer or insurers satisfactory to Lender, including a clause giving Lender a minimum of thirty (30) days' notice if such insurance is cancelled, as follows: (i) fire insurance in an amount not less that the face amount of the Note or the insurable value of the improvements, with the normal conditions including fire, extended coverage, vandalism, malicious mischief, course of construction endorsement and a loss payable endorsement naming Lender as Payee, (ii) liability insurance indicating coverage satisfactory to Lender, and (iii) workmen's compensation insurance, issued to Borrower or to general contractor, (iv) flood insurance, (v) earthquake insurance.

(Page 3 of 7 Pages)

        7.11     Maintain Records: Keep and maintain firm and accurate accounts and records of its operations according to generally accepted accounting principles and practices for this type of business.

        7.12     Taxes: Pay and discharge all lawful claims, including taxes, assessments and governmental charges or levies imposed upon it or its income or profits or upon any properties belonging to it prior to the date upon which penalties attach thereto; provided that Borrower shall not be required to pay any such tax, assessment charge or levy, the payment of which is being contested in good faith and by proper proceedings.

        7.13     No Conveyance or Encumbrance: Not convey or encumber the property in any way without the consent of Lender. All easements affecting the property shall be submitted to Lender for its approval prior to the execution thereof by Borrower, accompanied by a drawing or survey showing the location thereof.

        7.14     Compliance with Government: Comply promptly with any requirement of governmental authority.

        7.15     Borrower agrees to commence or cause to be commenced construction of the improvements promptly after recordation and not before and also agrees that such construction will be continued diligently and in a workmanlike manner until completion, in accordance with the plans, including any specifications prescribed by Lender.

        7.16     Lender may assume that the statements, facts, information and representations contained in any affidavits, orders, receipts or other written instruments which are filed with Lender or exhibited to it are true and correct and may rely thereon without any investigation or inquiry and any payment made by Lender in reliance thereon shall conclusively be deemed to be in the discharge of Lender's obligations hereunder to the extent of all sums so paid.

        7.17     Application of Disbursements: Receive the disbursements to be made hereunder as a trust fund for the purpose of paying the costs of construction of the improvements and will apply the same first to such payments before using any part thereof for any other purpose.

        7.18     Approval: Borrower shall obtain and deliver to Lender evidence of the approval by the local board of fire underwriters or its equivalent and by all governmental authority of the improvements in their entirety for permanent occupancy to the extent any such approval is a condition of the lawful use and occupancy of the improvements.

        7.19     Paid Vouchers: Deliver to Lender, on demand, any contracts, bills of sale, statements, receipted vouchers or agreements, under which Borrower claims title to any materials fixtures or articles incorporated in the improvements or subject to the lien of Lender.

        7.20     Defect Corrections: Upon demand of Lender, correct any defect in the improvements or any departure from the plans not approved by Lender; the advance of any loan proceeds shall not constitute a waiver of Lender's right to require compliance with this covenant with respect to any such defects or departures from the plans not theretofore discovered by, or called to the attention of Lender.

        7.21     Preliminary Notices: Deliver to Lender copies of all Preliminary Notices and related documents served on Borrower pursuant to California Civil Code Sections 3097 and 3097.1 including all such notices and documents addressed to Lender or to "Construction Lender" and received by Borrower.

8.    DEFAULT: The Following shall constitute events of default hereunder (including, if Borrower consists of more than one person, the occurrence of any such events with respect to any one or more of said persons):

        8.1    Any default in the performance of any covenant, condition or agreement set forth herein, in the Deed of Trust, Note, Security Agreements or in any ground lease if the property is a leasehold estate, after expiration of applicable grace periods.

        8.2    Borrower or general contractor does not proceed continuously with the construction of the improvements or the construction of the improvements is otherwise discontinued for a period of 30 business days or more with the exception of any acts of God.

        8.3    Borrower voluntarily suspends the transaction of business or there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within thirty (30) days.

        8.4    Borrower makes an assignment of the benefit of creditors.

        8.5    Borrower files or there is filed against Borrower a petition to have Borrower adjudicated a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy unless, in the case of a petition filed against Borrower, the same is dismissed within thirty (30) days.

        8.6    Borrower applies for or consents to the appointment of a receiver, trustee, or conservator for any portion of Borrower's property or such appointment is made without Borrower's consent and is not vacated within thirty (30) days.

        8.7    Any representation by Borrower of any material fact which proves to be false or misleading or any failure of Borrower to disclose to Lender (whether occurring before or after the execution of this Agreement) and which is or shall be relied upon Lender in making the loan and/or disbursing the proceeds thereof.

        8.8    Any person obtains an order or decree in any court of competent jurisdiction enjoining the construction of the improvements or enjoining or prohibiting Borrower or Lender or either of them from performing this Agreement, and such proceedings are not discontinued and such decree is not vacated within thirty (30) days after the granting thereof.

        8.9    Borrower neglects, fails or refuses to keep in full force and effect any permit or approval with respect to the construction of the improvements, which permit or approval is not restored in 30 days.

        8.10     If any bonded notice to withhold in connection with the loan is served on Lender pursuant to the provisions of Title 15, Division 3, Part 4 of the California Civil Code, and within thirty (30) days of the receipt of such notice the claim set forth therein is not discharged or, if the amount claimed is disputed in good faith by Borrower or general contractor, an appropriate counter bond or equivalent acceptable to Lender is not filed with Lender.

        8.11     The imposition, voluntary or involuntary, of any lien or encumbrance upon the property without Lender's written consent or unless an adequate counter bond is provided and such lien is accordingly released within thirty (30) days of the imposition of such lien.

9.    REMEDIES: If any of the events of default set forth in paragraph 9 occur, then Lender, in addition to its other rights hereunder, may at its option without prior demand or notice:

        9.1    Terminate the obligation of Lender to make disbursements hereunder.

        9.2    Declare the Note immediately due and payable.

        9.3    Notwithstanding the exercise of either or both of the remedies described in paragraphs 10.1 and 10.2 hereof, Lender may make any disbursements after the happening of any one or more of said events of default without thereby waiving its right to demand payment of the Note and without liability to make any other or further disbursements.

        9.4    Proceed as authorized by law to satisfy the indebtedness of Borrower to Lender and, in that regard, Lender shall be entitled to all of the rights, privileges and benefits contained in the Deed of Trust and security agreements or other loan documents.

        9.5    Take possession of the property and perform any and all work and labor necessary to complete the improvements substantially in accordance with the plans in which event expenditures therefore shall be deemed an additional loan to Borrower, payable on demand bearing interest at the rate specified in the Note. In addition, Borrower shall pay Lender a fee of fifteen percent (15%) of the cost of such completion for supervision of construction. Such additional loan and the fee for supervision is secured by the Deed of Trust and security agreements.

(Page 4 of 7 Pages)

10.    POWER OF ATTORNEY: In the event of default as defined in paragraph 8 hereof, Borrower hereby constitutes and appoints Lender its true and lawful attorney in fact with the power and authority including full power substitution as follows:

        10.1     To take possession of the property and complete the improvements.

        10.2     To use any of Borrower's funds and any funds which may remain undisbursed under the loan for the purpose of completing the improvements and for other costs related thereto.

        10.3     To make such additions and changes and corrections in the plans as may be necessary or desirable as Lender in its sole discretion deems proper to complete the improvements.

        10.4     To employ such contractors, subcontractors and agents, architects and inspectors as are required to complete the improvements.

        10.5     To employ watchmen to protect the property and improvements from injury.

        10.6     To pay, settle or compromise all existing bills and claims against Borrower's funds or any funds which may remain undisbursed under the loan or as may be necessary or desirable, as Lender in its sole discretion deems proper, for the completion of the improvements or for protection or clearance of title to the property and personal property or for the Lender's interest with respect thereto.

        10.7     To prosecute and defend all actions and proceedings in connection with the construction of the improvements.

        10.8     As Lender in its sole discretion deems proper, to execute, acknowledge and deliver all instruments and documents in the name of Borrower which may be necessary or desirable to do and to do any and every act with respect to the construction of the improvements which Borrower might do on his own behalf. This power of attorney is a power coupled with an interest and cannot be revoked.

11.    DISCLAIMER: NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED TO OBLIGATE LENDER TO CONSTRUCT, COMPLETE OR PROTECT THE IMPROVEMENTS, OR TO PERFORM ANY OTHER OBLIGATION OF BORROWER REQUIRED UNDER THIS AGREEMENT. SHOULD LENDER ELECT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT TO CAUSE CONSTRUCTION OF THE IMPROVEMENTS TO BE COMPLETED, THEN BORROWER SHALL BE LIABLE TO LENDER FOR ALL COSTS AND EXPENSES INCURRED BY LENDER FOR SUCH PURPOSES, AND ANY PAYMENTS DISBURSED BY LENDER TO BORROWER'S CONTRACTOR OR TO ANY OTHER CONTRACTOR ENGAGED BY LENDER SHALL BE FOR THE ACCOUNT OF BORROWER. IN THE EVENT LENDER REQUESTS CONTRACTOR TO PERFORM WORK AFTER BORROWER'S DEFAULT, LENDER SHALL MAKE PAYMENT

12.    SIGNS: Borrower hereby grants Lender the right to erect or cause to be erected Lender's sign or signs in size and location desired by Lender on the property so long as such signs do not interface with the reasonable construction of the improvements. Borrower will and will cause general contractor and subcontractors to exercise due care to protect said sign or signs from damage.

13.    MISCELLANEOUS

        13.1     Limitations of Starts: In a tract development Lender may from time to time limit the number of construction starts, if, in its sole discretion, based on then current market conditions, it is determined that it is not economically feasible to proceed with a greater number of starts at that time. If in the sole discretion of Lender no further starts are authorized, Lender may discharge any and all of its obligations under this Agreement by crediting the balance of the construction fund to the loan thereby reducing the principal balance thereof by such amount. Any guaranty written in connection with the completion of the improvements shall be divisible and limited as to each phase as groups of starts are authorized. At such time as a new group of starts is authorized said guaranty shall cover that phase to the same extent and with the same effect as if a separate and district guaranty agreement were then executed at the inception of the construction of the new group starts. In the event no further starts are authorized by Lender said guaranty agreement shall be limited strictly to the completion lien free of the construction of the previously authorized group(s) of starts.

        13.2     Assignment of Sales Proceeds: If required by Lender, Borrower agrees to execute Lender's form entitled Assignment of Sales Proceeds and Security Agreement which irrevocably assigns, transfers, pledges and conveys to Lender all or part of the net proceeds of all escrows or other sales transactions accruing to Borrower from sales of all or any part of the property, as additional security for payment of the loan. The term "net proceeds" as used herein means all monies, trust deeds, notes, property and other consideration that normally would be disbursed or delivered to a seller from an escrow or otherwise, after deducting usual seller's closing costs and real estate commissions.

14.    GENERAL CONDITIONS:

        14.1     No Waiver: No delay or omission of Lender in exercising any right or power arising from any default by Borrower shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. Lender may, at its option, waive any of the conditions herein and any such waiver shall not be deemed a waiver of Lender's rights hereunder but shall be deemed to have been made in pursuance of this Agreement and not in modification thereof. No waiver of any event of default shall be construed to be a waiver of or acquiescence in or consent to any preceding or subsequent event of default.

        14.2     No Third Party Benefits: This Agreement is made for the sole benefit of Borrower and Lender, their successors and assigns and no other person or persons shall have any rights or remedies under or by reason of this Agreement nor shall Lender owe any duty whatsoever to any claimant for labor performed or material furnished in connection with the construction of the improvements, to apply any undisbursed portion of the loan to the payment of any such claim or to exercise any right or power of Lender hereunder or arising from any default by Borrower.

        14.3     Notice: All written notices or demands of any kind which Lender may be required or desires to serve upon Borrower or general contractor under the terms of this Agreement may be served upon Borrower or general contractor (as an alternative to personal service) by leaving a copy of such notice or demand addressed to Borrower or general contractor at the property, whereupon service shall be deemed complete, or by mailing a copy thereof, addressed to Borrower or general contractor at the address herein. In the case of service by mail it shall be deemed complete at the expiration of the second day after the date of mailing. If Borrower consists of more than one person, service of any notice or demand of any kind by Lender upon any one of said persons in the manner hereinabove provided shall be complete service upon all.

        14.4     Death of Partner: If Borrower is organized as a partnership or joint venture, upon the death of any of the general partners or joint ventures comprising Borrower prior to the completion of the improvements or prior to the disbursement of the balance of loan proceeds, Lender may cease disbursements hereunder unless the partnership or joint venture agreement provides for that the partnership or joint venture in fact does continue after such death.

        14.5     Entire Agreement: This Agreement constitutes the entire understanding between the parties and may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto.

        14.6     Documentation: In addition to the instruments and documents mentioned or referred to herein, Borrower will, at its own cost and expense, supply Lender with such other instruments, documents, information and data as may, in Lender's opinion, be reasonably necessary for the purposes hereof, all of which shall be in form and content acceptable to Lender.

        14.7     Not Assignable: This Agreement may not be assigned by Borrower without the prior written consent of Lender. Subject to the foregoing restriction, this Agreement shall inure to the benefit of Lender, its successors and assigns and bind Borrower, its heirs, executors, administrators, successors and assigns.

        14.8     Time is of the Essence: Time is hereby declared to be of the essence of this Agreement, and of every part hereof.

        14.9     Supplement to Security Agreements: the provisions of this Agreement are not intended to supersede the provisions of the Deed of Trust or the Security Agreements but shall be construed as supplemental thereto.

        14.10        Joint and Several Obligations: If Borrower consists of more than one person, the obligations of Borrower shall be the joint and several obligations of all such persons, and any married woman who executes this Agreement agrees that recourse may be had against her separate property for satisfaction of her obligations hereunder. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and masculine shall include the feminine and neuter.

(Page 5 of 7 Pages)

        14.11    California Law: This Agreement shall be construed in accordance with the laws of the State of California.

        14.12    Agency: Borrower hereby appoints and authorizes Lender, as its agent, to record any notices of completion, cessation of labor and other notices that Lender deems necessary to record to protect any interest of Lender under the provisions of this Agreement, the Note, the Deed of Trust or any of the Security Agreements. This agency is a power coupled with an interest and is not revocable.

        14.13    Governmental Regulations: If payment of the indebtedness secured by the Deed of Trust is to be insured or guaranteed by any governmental agency, Borrower shall comply with all rules, regulations, requirements and statutes relating thereto or provided in any commitment issued by any such agency to insure or guarantee payment of such indebtedness.

        14.14    Collection Costs: Borrower shall pay promptly to Lender without demand, with interest thereon from date of expenditure the rate specified in the Note, reasonable attorneys fees and costs and other expenses paid or incurred by Lender in enforcing or exercising its rights or remedies created by, connected with or provided in this Agreement, and payment thereof shall be secured by the Deed of Trust and each of the Security Agreements.

        14.15    Survival: The representations, warranties and covenants herein shall survive the disbursement of the loan and shall remain in force and effect until the loan is paid in full.

        14.16    Severability: Invalidation of any one or more of the provisions of this Agreement, the Deed of Trust or Security Agreements by judgment or court order shall in no way affect any of the other provisions thereof which shall remain in force and effect.

        14.17    Pay-off of the loan prior to total disbursements: In the event the loan is paid in full prior to the disbursement of the Construction Fund and/or Interest Reserve the Lender may, at its option, retain and administer the remaining funds in accordance with the provisions of this Agreement and other loan documents until all obligations of the Lender are completed, or a fund control satisfactory to the Lender is substituted.

15.    TERMS USED IN THIS AGREEMENT:

        15.1     Borrower's Funds: The funds to be deposited by Borrower in the loans in process account subject to the prior written approval of Lender given prior to recordation. Borrower's funds may include, in lieu of cash, irrevocable letters of credit for the benefit of Lender, Money Market or savings accounts duly assigned and pledged for direct costs of construction of the improvements. Borrower's funds will be used prior to loan funds.

        15.2     Construction Fund: That portion of the loan and Borrower's funds, in cash, available for payment of items in the construction cost breakdown which does not include the initial disbursement or interest reserve.

        15.3     Loans in Process Account: A special noninterest bearing account to which there shall be credited the loan proceeds upon recordation.

        15.4     Guarantor: The Guarantor of Borrower's obligations in connection with the loan:

        15.5     Loan: The face amount of the Note:

        15.6     Loan Fee: The fee paid by Borrower to Lender in connection with making the loan:

        15.7     Request for Payment: Lender's form, "Draw Request," or its equivalent acceptable to Lender, containing a statement of Borrower setting forth the amount of progress payment(s) sought.

        15.8     Change Orders: Any amendments or modifications to the general contract, any subcontract, or the plans and specifications.

        15.9     Construction Cost Breakdown: A list of the individual component costs of constructing the improvements.

        15.10    Financial Statements: Financial statements of Borrower and Guarantor and such other entity required by Lender including Operating Statements, Balance Sheets, and such other financial reports in such form and content as Lender may require.

        15.11    General Contract: The contract between Borrower and general contractor for construction of the improvements.

        15.12    Guaranty: The guaranty, if any, executed by the person or persons named herein as Guarantor, which guarantees impart the performance of Borrower's obligations specified herein, in form and content as required by Lender.

        15.13    Initial Disbursement: Making of the payments upon recordation of costs, charges, expenses and items associated with the loan as set forth in paragraph 5.1.

        15.14    Interest Reserve: That portion of the loan set aside by Lender and allocated for the payment of monthly, interest-only installments under the Note.

        15.15    Note: The None evidencing the loan, executed by Borrower as maker and payable to Lender or order in such form and content as required by Lender.

        15.16    Personal Property: The property described in the Security Agreements and which constitute collateral for the repayment of the loan.

        15.17    Plans and Specifications: The final plans and specifications for the construction of the improvements and approved as required herein, including all amendments and modifications thereof made by approved change orders.

        15.18    Property: That certain real property described in the Deed of Trust and on which the improvements are to be constructed.

        15.19    Recordation: The act of recording the Deed of Trust in the official records of the county in which the property is situated.

        15.20    Security Agreements: All agreements, other than the Deed of Trust, the performance hereunder and/or the repayment of the loan, interest, costs and charges associated therewith.

        15.21    Tenant Improvements: That portion of the improvements which will be constructed to conform to the requirements of the initial tenants leasing premises situated in the improvements.

        15.22    Deed of Trust: The Deed of Trust executed by Borrower to Lender securing the Note, in such form and content as requested by Lender.

        15.23    Improvements: All on-site and off-site improvements and fixtures to be constructed on the property in accordance with the plans and specifications.

        15.24    Completion of Improvements: All on-site and off-site improvements and fixtures completed in accordance with plans and specifications to the satisfaction of the Lender and the satisfaction of the governing authority as evidenced by the "signing off" of the building permit on the final inspection, the issuance of a Certificate of Occupancy. Recordation of a "Notice of Completion," or any other document by which the governing authority acknowledges completion of the improvements.

        15.25    Government Authority: Any government authority which has jurisdiction or control of the property, development thereof, or construction thereon including the State of California, any political subdivision thereof, any city, county and any agency, department, commission, board, bureau or instrumentality of any of them.

(Page 6 of 7 Pages)

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

SANTA BARBARA BANK & TRUST, a California corporation
By
DONALD E. RAPP, Senior Vice President
BORROWER:
QAD ORTEGA HILL, LLC, A DELAWARE LIMITED LIABILITY COMPANY D/B/A QAD OH, LLC IN CALIFORNIA
BY:	/s/ KATHLEEN M. FISHER
KATHLEEN M. FISHER, MANAGER
BY:	/s/ DANIEL LENDER
DANIEL LENDER, MANAGER

(TO BE COMPLETED ONLY WHERE THERE IS NO CONTRACT BETWEEN THE CONTRACTOR AND OWNER, i.e., contractor is in the employ or owner on a salary basis.)

CONTRACTOR—The undersigned contractor hereby represents and warrants that it has initialed the plans, makes the covenants set forth in paragraphs 8.6 and 8.7 hereof and agrees that the disbursement schedule shall control notwithstanding the provisions of the employment or other contract
CONTRACTOR:
License #

BY:

(TO BE COMPLETED ONLY WHERE A GENERAL CONTRACT EXISTS BETWEEN A GENERAL CONTRACTOR AND AN OWNER AS SEPARATE PERSONS OR SEPARATE ENTITIES.)

MELCHIORI CONSTRUCTION COMPANY, the undersigned, as the General Contractor for construction of the Improvements mentioned in the foregoing Construction Loan Agreement, hereby represents and warrants as follows:

1.    That the undersigned has been furnished a copy of said Agreement and has read and understands its terms.

2.    That the undersigned understands that the Lender, in making the loan mentioned in the Agreement, is relying on the faithful performance of the General Contract between the undersigned and Borrower, an executed copy of which has been deposited with Lender.

3.    That the undersigned will commence construction of the proposed Improvements promptly after recording of the Lender's Deed of Trust and not before; will proceed with such construction diligently and in a workmanlike manner and will complete said Improvements in accordance with the Plans and Specifications referred to in the Agreement together with any specifications prescribed by the Lender and will comply with all requirements of all Governmental Authority having control and/or jurisdiction of the Project.

4.    That there are no provisions in the Agreement which conflict with or which will interfere with performance of the General Contract by the undersigned and the disbursement provisions of the General Contract.

5.    That the undersigned has initialed the Plans and Specifications and makes the covenants set forth in paragraphs 7.6 and 7.7 of the Agreement.

6.    That the undersigned acknowledges that there is only $18,500,000.00 available under this loan for construction costs.

GENERAL CONTRACTOR:
MELCHIORI CONSTRUCTION COMPANY		License #	[ILLEGIBLE]
By:	/s/ MARK J. MELCHIORI MARK J. MELCHIORI, PRESIDENT

(Page 7 of 7 Pages)

ATTACHED TO CONSTRUCTION LOAN AGREEMENT

QAD ORTEGA HILL, LLC November 18, 2002 005-110-33	initial [ILLEGIBLE]	initial [ILLEGIBLE]

EXHIBIT "A"

That portion of the Ortega Rancho, being a portion of the Outside Pueblo Lands of the City of Santa Barbara, in the County of Santa Barbara, State of California, according to the map thereof recorded in Book 1, at Page 20 of Maps and Surveys, records of said County, described as follows:

Beginning at an old stake set at the Northerly corner of the tract of land described in the Deed to Hiram Craig, dated August 2, 1894 and recorded in Book 47, Page 154 of Deeds; thence along the Southerly line of the old County Road over Ortega Hill North 54o53' West 316.7 feet; thence continuing along the Southerly line of said road North 63o24' West 565.68 feet, more or less to intersect the Southerly prolongation of the 32nd course of Parcel One as described in that certain Deed of Trust executed by D. C. Williams and wife, dated April 22, 1938 and recorded in Book 404, Page 375 of Official Records; thence along said prolongation North 12o22' East to the Southerly end of said 32nd course; thence along the Northerly and Westerly lines of Parcel One, in said Deed of Trust the following courses and distances; South 87o22' West 363.66 feet to an iron pipe survey monument set in the road bed; North 83o53' West 269.94 feet to an iron pipe set in road bed; South 37o52' West 132.66 feet to an iron pipe survey monument set in road bed; South 22o22' West 188.1 feet to an iron pipe survey monument set in road bed; South 53o07' West 266.64 feet to an iron pipe survey monument set in road bed; South 22o52' West at (240.42 feet, a galvanized iron rod set in road bed) 248.72 feet to an iron pipe survey monument set in road bed; South 61o58' East 28.04 feet to a nail in top of fence post marked "PC NO. 3"; South 51o13' East 24 feet to an iron pipe survey monument set in mound of rocks; South 13o43' East 50 feet to an iron pipe survey monument set in mound of rocks; and South 29o58' East to intersect the Northerly line of State Highway right of way as described in Deed to the State of California dated September 29, 1933, and recorded in Book 289, Page 291 of Official Records; thence leaving the line of said Deed of Trust and following along the Northerly line of said State Highway in an Easterly direction to intersect the Southerly prolongation of the Westerly line of the Craig Tract above referred to; thence along said prolongation and said Westerly line North 2o01' East to a point which lies South 2o01' West 75.95 feet from the point of beginning; thence North 33o23'15" West, 12.74 feet; Thence North 08o24'53" East 54.74 feet; thence North 08o33'08" East 11.25 feet to the point of beginning.

Excepting therefrom those portions thereof conveyed to the State of California by Deeds recorded November 6, 1933 as Instrument No. 6970 in Book 289, Page 291 and recorded December 29, 1944 as Instrument No. 12819 in Book 630, Page 429, and recorded December 29, 1944 as Instrument No. 12820 in Book 630, Page 431, and recorded August 6, 1949 as Instrument No. 9672 in Book 867, Page 290, and recorded August 10, 1949 as Instrument No. 9352 in Book 868, Page 128, and recorded July 11, 1950 as Instrument No. 9776 in Book 928, Page 110, all of Official Records.

Also excepting therefrom 2.38 percent of the oil, gas and other hydrocarbon substances that maybe produced and saved from land as conveyed in Deed recorded Map 11, 1938 as Instrument No. 4073 in Book 436 Page 54 of Official Records.

Also excepting therefrom an undivided one-fourth (1/4) in and to all oil, gas and other hydrocarbon substances of every kind and nature that may be produced or developed from said land as reserved in Deed recorded December 28, 1954 as Instrument No. 22752 in Book 1288, Page 474 of Official Records.

DO NOT DESTROY THIS NOTE: When paid, this note, with deed of trust securing same, must be surrendered to Trustee for cancellation before reconveyance will be made.

SANTA BARBARA BANK & TRUST

NOTE SECURED BY DEED OF TRUST
(STRAIGHT NOTE)

$18,000,000.00	Santa Barbara, California	November 19, 2002
ON OR BEFORE June 1, 2004		for value received I promise to pay to
Santa Barbara Bank & Trust		, at
Santa Barbara, California the sum of Eighteen Million and No/100 --------------- dollars with interest from the date disbursed until paid, at an interest rate equal to the current Wall Street Prime Rate as published in the Wall Street Journal hereafter referred to as the "Index", plus One (1.0000%) percentage points per annum, and continuing during the period specified, payable interest only monthly on the 1st day day of each and every month, beginning January 1, 2003. The interest rate on this Note is subject to change from time to time and will not occur more often than each day.

If, at any time during the term of this Note, the Index is no longer available or is otherwise unpublished, the holder may select an alternative published Index over which the holder has no control, in which case such alternative Index will become the Index.

Due on Sale. Lender may at its option, declare immediately due and payable all sums secured by this Note upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property secured by the Deed of Trust, or any interest in the Real Property. A "sale or transfer" means the conveyance of real property or any right, title or interest therein; whether legal or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term equal to or greater than the estimated useful life of the Property, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of real property interest, if any Trustor is a corporation or partnership, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock or partnership interests, as the case may be, of Trustor. However, this option shall not be exercised by Lender if exercise is prohibited by federal law or by California law.

In the event of breach hereof, any amount due shall bear interest at the rate provided above as of the date of breach.

I promise to pay a late charge of Ten percent (10%) of the monthly payment if not paid within 25 days of its due date.

I/We understand that Santa Barbara Bank & Trust is a division of Pacific Capital Bank, N.A.

Should default be made in payment of any installment when due the whole sum of principal and interest shall become immediately due at the option of the holder of this note. The makers and endorsers of this note hereby waive diligence, demand, protest and non-payment and consent to extensions of time. The makers and endorsers of this note promise to pay Lender's attorneys' fees and legal expenses whether or not there is a lawsuit. If there is a lawsuit the makers and endorsers of this note promise to pay any court costs in addition to all other sums provided by law. This note is secured by Deed of Trust on Real Property.

QAD ORTEGA HILL, LLC, A DELAWARE LIMITED LIABILITY COMPANY D/B/A QAD OH, LLC IN CALIFORNIA
BY:	/s/ KATHLEEN M. FISHER KATHLEEN M. FISHER, MANAGER
BY:	/s/ DANIEL LENDER DANIEL LENDER, MANAGER

SANTA BARBARA BANK & TRUST GUARANTY
REAL ESTATE LOAN SERVICES		Date:	November 18, 2002
P.O. BOX 60734
SANTA BARBARA, CA 93160-0734		Loan No	02-0044
Borrower:	QAD ORTEGA HILL, LLC, A DELAWARE LIMITED
	LIABILITY COMPANY D/B/A QAD OH, LLC IN CALIFORNIA		[ILLEGIBLE]
Property	2111 ORTEGA HILL ROAD		[ILLEGIBLE]
Address:	SUMMERLAND, CA 93067		INITIAL
Guarantor:	QAD, INC., A DELAWARE CORPORATION

The Principal Amount of this Guaranty is Eighteen Million and No/100 ------------ Dollars ($18,000,000.00).

For valuable consideration Guarantor jointly and severally and unconditionally guarantees and promises to pay to Lender, its successors or assigns, on demand in lawful money of the United States of America, any and all Indebtedness of Borrower to Lender, as follows:

2.
Maximum Liability. The liability of Guarantor under this Guaranty shall not exceed at any one time the sum of the Principal Amount set forth above, plus all interest thereon and plus all of Lender's costs, expenses, and attorney fees, including any on appeals, in connection with the enforcement of this Guaranty, the collection of the Indebtedness of Borrower, or with the collection or sale of any collateral, whether or not there is a lawsuit.

  The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties or hereafter receives additional guaranties from Guarantor of the Indebtedness of Borrower, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not, unless herein provided, affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

3.
Nature of Guaranty. The liability of Guarantor shall be open and continuous for so long as this Guaranty is in force. Guarantor intends to guarantee at all times the performance of all obligations of Borrower to Lender within the limits of Section 2. Thus, no payments made upon Borrower's Indebtedness will discharge or diminish the liability of Guarantor for any and all remaining and succeeding Indebtedness of Borrower to Lender. The liability of Guarantor will be enforceable against both the separate and community property of Guarantor whether now owned or hereafter acquired.

4.
Duration of Guaranty. This Guaranty will take effect when received by Lender, without the necessity of any acceptance by Lender, and will continue in full force until such time as Guarantor notifies Lender in writing of Guarantor's election to revoke this Guaranty. Guarantor's written notice of revocation must be delivered to Lender at the branch or office of Lender as listed above. Written revocation of this Guaranty shall apply only to new Indebtedness created after actual receipt by Lender of Guarantor's written revocation and shall not apply to to future advances authorized or contemplated by the loan documents that do not cause Guarantor's liability to exceed Guarantor's maximum liability as stated above. This Guaranty will continue to bind Guarantor for all Indebtedness, including any extension, renewal, or modifications thereof, incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation. Renewals, extensions, and modifications of Borrower's Indebtedness granted after Guarantor's revocation are contemplated hereunder and will specifically not be considered new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death or incapacity, but Guarantor's executor, administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Termination of this Guaranty by one of the undersigned shall not affect the liability hereunder of the remaining of the undersigned. It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero (0) dollars, prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty.

GUARTP1 (rev-10/96)
SBB& T -dar/cfi

5.
Guarantor's Authorization to Lender. Guarantor authorizes Lender, either before or after revocation hereof, without notice or demand and without affecting Guarantor's liability hereunder, from time to time: (a) to make any future advances to Borrower that are authorized or contemplated by the loan documents; (b) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrowers, or otherwise to extend additional credit to Borrower; (c) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (d) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (e) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (f) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (g) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (h) to accept from the Borrower a sum less than the balance owed on the original Indebtedness; (i) to apply payments received from the Borrower in partial satisfaction of the Indebtedness against that portion of the Indebtedness designated by the Borrower; (j) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (k) to assign or transfer this Guaranty in whole or in part.

6.
Guarantor's Warranties. Guarantor warrants that: (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower's request and not at the request of the Lender; (c) Guarantor has not and will not, without prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (d) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (e) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information provided to Lender is true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the financial statements; and (f) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks hereunder, and Guarantor further agrees that absent a request for information Lender shall have no obligation to disclose to Guarantor information or material acquired in the course of Lender's relationship with Borrower.

7.
Guarantor's Waivers. Guarantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of Borrower's Indebtedness or of any collateral thereto and notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor (including any Guarantor under this Guaranty) in connection with the Indebtedness guaranteed hereunder, or in connection with the creation of new or additional Indebtedness; (b) proceed directly or at once against any person, including Borrower; (c) proceed directly against or exhaust any collateral held from Borrower, any other guarantor (including any Guarantor under this Guaranty), or any other person; (d) give notice of the terms, time, and place of any public or private sale of personal property security held from Borrower or comply with any other provisions of Section 9504 of the California Uniform Commercial Code; (e) give notice of the terms, time, and place of any sale of any collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Borrower, any collateral held as Security for the Indebtedness, or any other guarantor or surety, or about any action or nonaction of Lender; or (g) pursue any remedy or course of action in Lender's power whatsoever. Guarantor waives its rights under Section 2815 of the California Civil Code to revoke this guaranty as to future advances not yet made to the Borrower, and acknowledges that, by reason of this waiver, and subject to the limitation on the maximum liability of Guarantor as provided above, Guarantor may have no control over the amount of the obligation for which Guarantor is liable hereunder.

8.
Additional Waivers by Guarantor. Guarantor also waives any and all rights or defenses arising by reason of (h) any disability or other defense of Borrower, any other guarantor or surety or any other person; (i) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (k) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (l) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate. Until all Indebtedness is paid in full, Guarantor shall have no right of subrogation, and Guarantor waives any defense Guarantor may have based upon any election of remedies by Lender which limits or destroys Guarantor's subrogation rights of Guarantor's rights to seek reimbursement from Borrower or any other guarantor or surety, including without limitation, any loss of rights Guarantor may suffer by reason of any rights or protections of Borrower in connection with any anti-deficiency laws or other laws limiting or discharging the Indebtedness or Borrower's obligations (including, without limitation, Section 726, 580b, and 580d of the California Code of Civil Procedure). Until all Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender. Guarantor also waives all rights and protections that Guarantor might otherwise have that might limit the amount that Lender is entitled to recover from Guarantor following a judicial or nonjudicial foreclosure by Lender on any collateral held by Lender as security for the Indebtedness, including but not limited to any right to a fair market value hearing pursuant to Section 580a of the California Code of Civil Procedure with respect to the value of any collateral held by or previously foreclosed upon by Lender.

GUARTP2 (rev-10/96)

9.
Guarantor's Understanding With Respect to Waivers. Guarantor understands and acknowledges that, in giving the foregoing waivers, Guarantor is surrendering substantive rights and defenses that might otherwise by available to Guarantor under state and federal law, including those provided by California laws of suretyship and guaranty, anti-deficiency laws and the Uniform Commercial Code. Guarantor is waiving all such rights and defenses in order to induce Lender to make the loan or to extend the credit that is being guaranteed hereby, with the intention that Lender shall be entitled to rely on such waivers as being valid and enforceable. Accordingly, Guarantor covenants and agrees to not contest the validity or enforceability of any such waiver in any action or proceeding brought by Lender to enforce this Guaranty.

10.
Lender's Rights With Respect to Guarantor's Property in Possession of Lender. In addition to all liens upon, and rights of setoff against the moneys, securities, or other property of Guarantor given to Lender by law, Lender shall have a security interest in and a right of setoff against all moneys, securities, and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff or to enforce such security interest, or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

11.
Subordination of Borrower's Debts to Guarantor. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or any assignee or trustee in bankruptcy of Borrower; provided, that such assignment shall be effective only for the purpose of assuring to Lender full payment of all Indebtedness of Borrower to Lender. Any notes now or hereafter evidencing such Indebtedness of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and, if Lender so requests, shall be delivered to Lender. Guarantor will, and Lender is hereby authorized, in the name of Guarantor from time to time to execute and file financing statements and continuation statements and execute such other documents and take such other action as Lender deems necessary or appropriate to perfect, preserve, and enforce its rights hereunder.

12.
Waiver of Authentication of Validity of Acts of Corporation or Partnership. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

13.
Obligations of Married Persons. Any married person who signs this Guaranty as the Guarantor hereby expressly agrees that recourse may be had against his or her separate property for all his or her obligations under this Guaranty.

14.
Application of Singular and Plural In Context and Construction. In all cases where there are more than one Borrower or Guarantor, then all words used herein in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named herein, or when this Guaranty is executed by more than one Guarantor, the word "Borrower" and the word "Guarantor" respectively shall mean all and any one or more of them.

15.
California Laws Applicable. This Guaranty is governed by and construed in accordance with the laws of the state of California.

16.
Miscellaneous Provisions. The following miscellaneous provisions are a part of this Guaranty:

    Integration, Amendment. Guarantor warrants, represents and agrees that this Guaranty, together with any exhibits or schedules incorporated herein, fully incorporates the agreements and understandings of Guarantor with Lender with respect to the subject matter hereof and all prior negotiations, drafts, and other extrinsic communications between Guarantor and Lender shall have no evidentiary effect whatsoever. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph. No alteration or amendment to this Guaranty shall be effective unless given in writing and signed by the parties sought to be charged or bound by the alteration or amendment.

GUARTP3 (rev-10/96)
SBB& T -dar/cfi

  Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

  Notices. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimilie, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

  Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

  ADDENDUM IS ATTACHED HERETO AND MADE A PART HEREOF MARKED EXHIBIT "A".

THIS GUARANTY IS EFFECTIVE UNTIL TERMINATED IN THE MANNER SET FORTH IN SECTION 4.

The undersigned Guarantor(s) has executed this Guaranty on November 19, 2002
QAD, INC., A DELAWARE CORPORATION
/s/ KARL LOPKER

Guarantor	KARL LOPKER, CHIEF EXECUTIVE OFFICER	Guarantor
/s/ KATHLEEN M. FISHER

Guarantor	KATHLEEN M. FISHER, CHIEF FINANCIAL OFFICER	Guarantor

GUARTP4 (rev-10/96)
SBB& T -dar/cfi

ATTACHED TO GUARANTY
QAD ORTEGA HILL, LLC
NOVEMBER 13, 2002

EXHIBIT "A"

ADDENDUM TO GUARANTY

        THIS ADDENUM TO GUARANTY (this "Addendum") constitutes an integral part of the Guaranty to which is attached, naming QAD ORTEGA HILL, LLC, A DELAWARE LIMITED LIABILITY COMPANY, as "Borrower", and SANTA BARBARA BANK & TRUST, as "Lender". Any inconsistency between the provisions of the agreement to provide insurance and the provisions of this Addendum shall be resolved favor of the provisions of this Addendum.

1.
Section 1 ("Indebtedness Defined") is deleted in its entirety and the following substituted:

  Section 1 ("Indebtedness Defined"). The word "Indebtedness" shall mean all principal of and interest on, and all other amounts owing in connection with, the $18,000,000.00 construction loan (loan no.                        ) made by Lender to Borrower, whether recovery upon such indebtedness may be or hereafter may become barred by any statue of limitations, and whether such indebtedness may be or hereafter may become otherwise unenforceable, and whether such indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

"Borrower"
QAD Ortega Hill, LLC a Delaware Limited Liability Company
By:	/s/ KATHLEEN M. FISHER Kathleen M. Fisher, Manager
BY:	/s/ DANIEL LENDER Daniel Lender, Manager

MW"REIG:APPLICATIONS:02-0044

QuickLinks

SANTA BARBARA BANK & TRUST CONSTRUCTION LOAN AGREEMENT
EXHIBIT "A"